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                                                                      Exhibit 99




                             Joint Filer Information

A.  BRENTHURST PRIVATE EQUITY II LIMITED

Name:                      Brenthurst Private Equity II Limited

Address:                   9 Columbus Centre, Pelican Drive
                           Road Town, Tortola, British Virgin Islands

Designated Filer:          Maitland Trustees Limited

Issuer and Ticker Symbol:  Net 1 UEPS Technologies, Inc. ("NUEP.OB")

Date of Event
Requiring Statement:       June 7, 2004



Signature: /s/ Sir Chippendale Keswick
           ___________________________


B.  BRENTHURST PRIVATE EQUITY SOUTH AFRICA I LIMITED

Name:                      Brenthurst Private Equity South Africa I Limited

Address:                   9 Columbus Centre, Pelican Drive
                           Road Town, Tortola, British Virgin Islands

Designated Filer:          Maitland Trustees Limited

Issuer and Ticker Symbol:  Net 1 UEPS Technologies, Inc. ("NUEP.OB")

Date of Event
Requiring Statement:       June 7, 2004



Signature: /s/ Sir Chippendale Keswick
           ___________________________


C.  BRENTHURST LIMITED

Name:                      Brenthurst Limited

Address:                   9 Columbus Centre, Pelican Drive
                           Road Town, Tortola, British Virgin Islands

Designated Filer:          Maitland Trustees Limited

Issuer and Ticker Symbol:  Net 1 UEPS Technologies, Inc. ("NUEP.OB")

Date of Event
Requiring Statement:       June 7, 2004



Signature: /s/ Sir Chippendale Keswick
           ___________________________



D.  THESEUS LIMITED

Name:                      Theseus Limited

Address:                   9 Columbus Centre, Pelican Drive
                           Road Town, Tortola, British Virgin Islands

Designated Filer:          Maitland Trustees Limited

Issuer and Ticker Symbol:  Net 1 UEPS Technologies, Inc. ("NUEP.OB")

Date of Event
Requiring Statement:       June 7, 2004


Signature: /s/ John Whillis
           _________________